                                                                    EXHIBIT 99.4


                           INDEMNITY ESCROW AGREEMENT

         This Indemnity Escrow Agreement (the "Agreement") is entered into as of ___________, 2002 by and among Daleen Technologies, Inc., a Delaware corporation ("Daleen"), Abiliti Solutions, Inc., a Missouri corporation ("Abiliti"), and SunTrust Bank, as escrow agent (the "Escrow Agent").

                                    RECITALS

         WHEREAS, pursuant to an Asset Purchase Agreement dated October 7, 2002 (the "Asset Purchase Agreement"), by and among Daleen, Daleen Solutions, Inc., a Delaware corporation ("Acquisition Sub"), and Abiliti, Acquisition Sub is purchasing substantially all of the assets of Abiliti and assuming certain liabilities of Abiliti, and in consideration therefor Abiliti is receiving shares of Daleen Series F convertible preferred stock, $0.01 par value per share (the "Series F Preferred Stock"), Daleen common stock, $0.01 par value per share (the "Common Stock") and warrants to purchase additional shares of Common Stock (the "Warrants"); and

         WHEREAS, upon the closing of the transactions contemplated by the Asset Purchase Agreement, Abiliti has agreed to indemnify Daleen against breaches of the representations, warranties, covenants and obligations made by Abiliti in the Asset Purchase Agreement, subject to the terms and conditions thereof; and

         WHEREAS, to secure Abiliti's indemnification obligations, pursuant to
Section 12.3 of the Asset Purchase Agreement, Abiliti is depositing into escrow the Escrow Shares, as set forth on Schedule A, to be held as hereinafter provided; and

         WHEREAS the foregoing recitals are made as representations and statements of fact by the parties hereto other than the Escrow Agent;

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises of the parties herein contained, and other good and valuable consideration, receipt and sufficiency of which hereby are acknowledged conclusively, the parties, intending to be legally bound, agree as follows:

1. Escrow and Escrow Shares. Pursuant to the Asset Purchase Agreement, Abiliti shall deposit in escrow with the Escrow Agent, as escrow agent, such amount in Series F Preferred Stock, Common Stock and Warrants (collectively, the "Escrow Shares" and together with additions to or earnings or distributions on the same, the "Escrow Deposit"), as set forth on Schedule A, which Escrow Shares shall be registered in the name of Abiliti (or the permitted assignees of Abiliti's rights in such shares, as described in Section 5 below) as the beneficial owner of such shares. The Escrow Shares shall be held and distributed by the Escrow Agent in accordance with the terms and conditions hereof.

2. Investment of Escrow. Any cash that may from time to time be part of the Escrow Deposit, and all interest earned thereon shall be invested by the Escrow Agent at the written direction of an executive officer of Abiliti; provided, however, that no investment or reinvestment may be made except in the following:

         (a) direct general obligations of, or obligations, the payment of principal of and interest on which are unconditionally guaranteed by, the United States of America or any agency thereof, maturing within the earlier of six months from the date of purchase or _____ 2003;

         (b) certificates of deposit or other evidences of indebtedness issued by any bank or savings institution which is insured by the Federal Deposit Insurance Corporation, maturing within the earlier of six months from the date of purchase or _____ 2003, provided that such certificates of deposit or evidences of indebtedness, to the extent they exceed the amounts covered by such insurance, are fully secured by obligations described in clause (a) above;

         (c) prime commercial paper of companies whose commercial paper is rated A-1 or P-1 by Moody's or Standard & Poor's;

         (d) any money market fund substantially all of which is invested in the foregoing investment categories, such as the STI Classic U.S. Treasury Securities Money Market Fund; or

         (e) an interest bearing trust account of the Escrow Agent insured by the Federal Deposit Insurance Corporation.

         If the Escrow Agent has not received written direction at any time with respect to the investment of cash, the cash or such portion thereof as to which no written direction has been received, shall be invested in investments described in (e) above. If the amount of cash is insufficient to invest, the cash will be deposited into an interest bearing trust account of the Escrow Agent.

3. Rights and Obligations of the Parties. The Escrow Agent shall be entitled to such rights and shall perform such duties of the escrow agent as set forth herein (collectively, the "Duties"), in accordance with the terms and conditions of this Agreement. Daleen and Abiliti shall be entitled to their respective rights and shall perform their respective duties and obligations as set forth herein, in accordance with the terms hereof.

4.       [Intentionally Omitted].

5. Delivery of Escrow Shares to Abiliti. Promptly following the termination of the Escrow Period as set forth in Section 9 below, the Escrow Agent shall deliver to Abiliti the number of Escrow Shares and the amount of other property in the Escrow Deposit which exceed the number of Escrow Shares and the amount of any other property, including any Set Aside Amount (as defined below), sufficient to satisfy any unsatisfied claims specified in any notice of claim delivered to the Escrow Agent and Abiliti prior to the termination of the Escrow Period with respect to facts and circumstances existing prior to the expiration of the Escrow Period. As soon as all such claims have been resolved and the Escrow Agent has received a written notice executed by Daleen and Abiliti pursuant to Section 8(f), or notification of a determination of the arbitrators pursuant to Section 8(b) to such effect, the Escrow Agent shall deliver to Abiliti all of the Escrow Shares and other property remaining in the Escrow Deposit and not required to satisfy such claims. Abiliti may assign and transfer, prior to the distribution described in the immediately preceding sentence and solely in compliance with Section 2.1 of the Asset Purchase Agreement, its rights in respect of the distribution of such Escrow Shares and other property to one or more of its creditors, in which event (a) Abiliti shall provide written instruction to the Escrow Agent (in accordance with Section 14 hereof, and with a copy to Daleen) instructing the Escrow Agent to distribute such Escrow Shares and other property described in the preceding sentence to such creditors in such proportions as are set forth in such written instruction, when and to the extent such Escrow Shares and other property in the aggregate would have been released to Abiliti pursuant to the preceding sentence and (b) the Escrow Agent shall be entitled to rely without further investigation or inquiry on the written instructions so provided in making such distribution; provided, however, that any such assignee shall, in connection with and as a condition precedent to such assignment, execute any documents reasonably requested by either the Escrow Agent or Daleen.

6. Amounts Earned on Escrow Deposit: Tax Matters. All amounts earned, paid or distributed with


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respect to the Escrow Deposit, if any (whether interest, dividends, distributions from Daleen with respect to the Escrow Shares or otherwise), shall become a part of the Escrow Deposit, shall be held hereunder upon the same terms as the original Escrow Deposit and shall be distributed pursuant to the terms of this Agreement. The parties agree that the Abiliti will include all amounts earned on the Escrow Deposit (or allocated or distributed with respect thereto) in its gross income for federal, state and local income tax purposes and pay any such income tax resulting therefrom.

7.       Claims Against Escrow Deposit.

         (a) At any time or from time to time prior to the termination of the Escrow Period, Daleen or any successor of Daleen may make claims against the Escrow Deposit for indemnification pursuant to and in accordance with Article XII of the Asset Purchase Agreement. Daleen shall notify Abiliti and the Escrow Agent in writing (in accordance with Section 14 hereof) promptly upon its determination to make a claim, including a summary of the amount (on a good faith estimated basis, if practicable) of, and bases for, such claim. The Escrow Agent shall have no duty to ensure the sufficiency of any claim. If Abiliti disputes such claim, Abiliti shall give written notice thereof to Daleen and to the Escrow Agent within thirty (30) days after receipt by Escrow Agent of written notice of Daleen's claim, in which case the Escrow Agent shall continue to hold the Escrow Deposit in accordance with the terms of this Agreement; should Abiliti fail to provide such written notice within the foregoing time period, such claim shall be deemed to have been acknowledged to be payable out of the Escrow Deposit in the full amount thereof and the Escrow Agent shall use its best efforts to pay such claim to Daleen within three (3) business days after expiration of said thirty (30) day period or as soon thereafter as possible following the determination of the value of the Escrow Shares, as set forth in Section 7(b)(iii). If the amount of the claim exceeds the value of the Escrow Deposit, the Escrow Agent shall have no liability or responsibility for any deficiency.

         (b) The Escrow Agent shall follow the procedure below in making any payment in satisfaction of a claim against the Escrow Deposit:

                  (i) The Escrow Agent shall make such payment to Daleen first from cash additions to or earnings on the Escrow Shares or from the cash initially deposited, if any, until all cash in the Escrow Deposit has been exhausted.

                  (ii) To the extent that any claim exceeds the amount of cash in the Escrow Deposit, the Escrow Agent shall make payment to Daleen from the Escrow Shares in such number of Escrow Shares (computed to the nearest whole unit) having a value equal to the value of the claim not satisfied by cash payment. The number of shares of Common Stock and Series F Preferred Stock and the number of Warrants to be distributed in payment of a claim hereunder shall be as follows: (A) payment shall first be made from the Series F Preferred Stock (calculated on an as-if-converted to Common Stock basis) then held in the Escrow Deposit;
                           (B) to the extent any claim exceeds the amount of Series F Preferred Stock in the Escrow Deposit, payment shall then be made from the Common Stock then held in the Escrow Deposit; and (C) to the extent any claim exceeds the amount of Common Stock and Series F Preferred Stock in the Escrow Deposit, payment shall be made from the Warrants then held in the Escrow Deposit.

                  (iii) The value of an Escrow Share for purposes of this Section shall be determined as follows:

                           (A)      With respect to a share of Series F
                                    Preferred Stock, the value shall be equal to
                                    (I) the Current Market Price Per Share of
                                    Common Stock (as


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                                    defined in (B) below) as of the date of
                                    distribution from the Escrow Deposit
                                    multiplied by (II) the number of shares of Common Stock then issuable upon conversion of a single share of Series F Preferred Stock.

                           (B) With respect to a share of Common Stock, the value shall be equal to the Current Market Price Per Share of Common Stock (as hereinafter defined) as of the date of distribution of such share from the Escrow Deposit. For purposes of this Agreement, "Current Market Price Per Share of Common Stock" for any date means the average of the closing prices of a share of Common Stock during a period of 20 consecutive Trading Days (as defined below) ending five trading days before such date on the principal national securities exchange or The Nasdaq Stock Market (including The Nasdaq National Market and The Nasdaq SmallCap Market, as the case may be) on which the Common Stock is then listed or admitted to trading. The closing price shall be the last reported sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked price, as reported by said exchange or market or quotation system. If the Common Stock is not then so listed on a national securities exchange or in such market system, the Current Market Price Per Share of Common Stock shall be deemed to be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by The Nasdaq Stock Market, Inc. or other operator of the applicable over-the-counter market. If the Common Stock is not then listed on a national securities exchange, market system or quoted on an over-the-counter market, the Current Market Price Per Share of Common Stock shall be determined in good faith by the Board of Directors of Daleen. For purposes of this Agreement, "Trading Day" shall mean any day on which The Nasdaq Stock Market is open for trading.

                           (C) With respect to a Common Stock Warrant, the value shall be equal to the result obtained by dividing (I) the aggregate Black-Scholes value of all of the Warrants then held in the Escrow Deposit as of the date of distribution of such warrant from the Escrow Deposit by (II) the Current Market Price Per Share of Common Stock as of the date of distribution.

         Daleen shall, in accordance with Section 14, notify Abiliti and the Escrow Agent in writing of the Current Market Price Per Share of Common Stock. Additionally, Daleen will deliver to the Escrow Agent and Abiliti written notice of the number of Escrow Shares that are to be set aside or paid out with respect to any claim under this Agreement, based on its determination of the Current Market Price Per Share of Common Stock, and the Escrow Agent is entitled to rely conclusively and without inquiry on such written notice.

         In the event that the Escrow Agent must make payment with a number of Escrow Shares less than or different from the number of Escrow Shares represented by a certificate or Warrant agreement in the Escrow Deposit, the Escrow Agent shall surrender such certificate or Warrant agreement to Daleen and Daleen shall issue to the Escrow Agent certificates or Warrant agreements of Daleen identical in form but for the number of Escrow Shares as necessary to allow for proper payment of the claim, so long as the number of Escrow Shares represented by the new certificates or Warrant agreements plus the amount of Escrow Shares used to satisfy such claim shall be equivalent to the total number of Escrow Shares covered by the surrendered certificate or Warrant agreement.


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

8.       Disputed Claims.

         (a) If Abiliti shall dispute an indemnification claim by Daleen as above provided, the Escrow Agent shall set aside a portion of the Escrow Deposit sufficient to pay such claim in full as reasonably determined by Daleen in good faith (the "Set Aside Amount"). Daleen shall notify the Escrow Agent in writing of the Set Aside Amount. If Daleen notifies the Escrow Agent in writing that it has made out-of-pocket expenditures in connection with any such disputed claim for which it is entitled to be indemnified under the Asset Purchase Agreement and provides paid receipts for such expenditures, in addition to expenditures included in the Set Aside Amount, an amount equal to such additional expenditures shall be added to the Set Aside Amount. The appropriate number of Escrow Shares in the Set Aside Amount shall be determined by the procedure described in Section 7(b) above.

         (b) If the disputed indemnification claim has not been resolved or compromised within forty-five (45) days after the Escrow Agent's receipt of Abiliti's notice of dispute of the same, or in the event of a third-party claim or suit, within fifteen (15) days after its resolution or compromise, such indemnification claim shall be referred by Daleen or Abiliti to the American Arbitration Association (the "Association"), to be settled by binding arbitration before a panel of three arbitrators in Miami, Florida, in accordance with the Commercial Dispute Resolution Procedures, as amended and effective July 1, 2002 (or the successor rules thereto) of the Association, with the Association to provide for purposes of Rule R-13 a list of at least 6 and not more than 10 proposed names. The fees and expenses of the arbitrators shall be borne by Daleen. In no event shall the Escrow Agent be responsible for any fee or expense of any party to any arbitration proceeding or be a participant in any such arbitration proceeding. The written determination of the arbitrators as to the amount, if any, of the indemnification claim which is properly allowable shall be conclusive and binding upon the parties hereto and judgment may be entered thereon in any court having jurisdiction thereof. The arbitrators shall have the authority in their discretion to award to the prevailing party reasonable costs and expenses including attorneys' fees and the cost of arbitration. The Escrow Agent shall use its best efforts to make payment of such claim, as and to the extent allowed, to Daleen, of or out of the Set Aside Amount (or if insufficient, out of the Escrow Deposit) within three (3) business days following the Escrow Agent's receipt of said written determination or as soon thereafter as possible.

         (c) Notwithstanding Section 8(b), if a disputed indemnification claim has not been resolved or compromised as of the date of termination of the Escrow Period, and such claim does not involve a third-party claim or suit, Daleen and Abiliti shall continue to negotiate in good faith a settlement of such claims for a period of ten (10) days after the date of termination of the Escrow Period. If, after the expiration of such ten-day period, such indemnification claim still has not been resolved or compromised, such claim shall be settled in accordance with the arbitration provisions set forth in
Section 8(b).

         (d) It is understood and agreed that should any dispute arise under this Section 8, the Escrow Agent, upon receipt of written notice of such dispute or claim by Abiliti, is authorized and directed to retain in its possession, without liability to any party, the Set Aside Amount relating to such dispute plus any expenditures of Daleen made pursuant to Section 8(a) until such dispute shall have been settled pursuant to this Section 8. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Escrow Deposit. In case of any dispute or disagreement with respect to the Escrow Deposit, the Escrow Agent may elect to deposit the Escrow Deposit into the registry of a court of appropriate jurisdiction and shall thereupon be relieved of further obligations as Escrow Agent under this Agreement.

         (e) Other than as otherwise provided for in Article XII of the Asset Purchase Agreement, the Escrow Deposit shall constitute the sole recourse of Daleen to satisfy its claims pursuant to such Article XII of the Asset Purchase Agreement.


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         (f)      Upon resolution of all outstanding claims, Daleen and Abiliti jointly shall execute a written notice to such effect and deliver such notice to the Escrow Agent.

9. Termination; Escrow Period. This Agreement shall terminate with respect to the Escrow Deposit on the earlier of (a) the expiration of 12 months after the date of this Agreement, or (b) the date on which the Escrow Deposit is reduced to zero as the result of payments by the Escrow Agent to Daleen in accordance with the provisions of Section 7 or Section 8 (the "Escrow Period"); if, however, the Escrow Deposit has not been reduced to zero as of the last day of the Escrow Period, the Escrow Agent shall distribute the amount remaining in the Escrow Deposit to Abiliti in accordance with Section 5 hereof. After such payment, this Agreement shall terminate, provided that (a) the provisions of Sections 10(b) and 10(c) shall survive the termination of this Agreement, and
(b) this Agreement shall continue in effect until all indemnification claims Daleen has made pursuant to Section 8 hereof on or prior to the date of termination of the Escrow Period shall have been disposed of.

10.      The Escrow Agent.

         (a) Direction from Daleen and Abiliti. Notwithstanding anything herein to the contrary, the Escrow Agent shall promptly dispose of all or any part of the Escrow Deposit as directed by a writing signed jointly by Daleen and Abiliti.

         (b) Reliance by Escrow Agent; Liability of Escrow Agent. The Escrow Agent will not be subject to, or be obliged to recognize, any other agreement between the parties hereto, including but not limited to the Asset Purchase Agreement, or directions or instructions not specifically set forth herein. The Escrow Agent will not make any payment or disbursement from or out of the Escrow Deposit that is not expressly authorized pursuant to this Agreement. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein. The Escrow Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payment that may be due hereunder. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith, unless a court of competent jurisdiction determines that the Escrow Agent's gross negligence or wilful misconduct was the primary cause of any loss to Daleen or Abiliti. In the administration of the Escrow Deposit hereunder, the Escrow Agent may execute any of its powers and perform its duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. Daleen and Abiliti, jointly and severally, hereby agree to indemnify and hold the Escrow Agent and each of its directors, officers, agents and employees (collectively, the "Indemnitees") harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and attorneys' fees and expenses ("Losses") that may be imposed on, incurred by, or asserted against the Indemnitees or any of them for following any instructions or other directions upon which the Escrow Agent is authorized to rely pursuant to the terms of this Agreement. In addition to and not in limitation of the immediately preceding sentence, Daleen and Abiliti also agree, jointly and severally, to indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by, or asserted against the Indemnitees or any of them directly or indirectly in connection with or arising out of this Agreement, provided that the Indemnitees have not acted with gross negligence or engaged in wilful misconduct. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential losses or damages of any kind whatsoever. As between Daleen, on the one hand, and Abiliti, on the other hand, each shall bear equally the indemnification obligations set forth in


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this Section 10(b). The provisions of this Section 10(b) shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent for any reason.

         (c) Fees and Expenses of the Escrow Agent. All fees of the Escrow Agent for its services hereunder, together with any expenses reasonably incurred by the Escrow Agent in connection with this Agreement, shall be paid by Daleen, as set forth on Schedule B attached hereto. All fees of the Escrow Agent in connection herewith shall be due upon receipt of an invoice from the Escrow Agent delivered to Daleen.

         (d)      Resignation and Removal of Escrow Agent; Successor Escrow
Agent.

                  (i) The Escrow Agent may resign from its duties hereunder by giving each of the parties hereto not less than thirty (30) days prior written notice of the effective date of such resignation (which effective date shall be at least thirty (30) days after the date such notice is given). In addition, the Escrow Agent may be removed and replaced on a date designated in a written instrument (which effective date shall be at least thirty (30) days after the date such notice is given) signed by Daleen and Abiliti and delivered to the Escrow Agent. The parties hereto intend that a successor escrow agent mutually acceptable to Abiliti and Daleen will be appointed to fulfill the duties of the Escrow Agent hereunder for the remaining term of this Agreement in the event of the Escrow Agent's resignation or removal. Upon the effective date of such resignation or removal, the Escrow Agent shall deliver the property comprising the Escrow Deposit to such successor escrow agent, together with an accounting of the investments held by it and all transactions related to this Agreement, including any distributions made and such records maintained by the Escrow Agent in connection with its duties hereunder and other information with respect to the Escrow Deposit as such successor may reasonably request. If on or before the effective date of such resignation or removal, a successor escrow agent has not been appointed, the Escrow Agent shall cease its functions at the expiry of the notice period and (i) may retain any and all property in its possession hereunder on a merely safe keeping basis, at a fee to be determined by the Escrow Agent, acting reasonably, or (ii) deposit the Escrow Deposit into the registry of a court of proper jurisdiction and thereupon be discharged from all duties as Escrow Agent hereunder.

                           Upon deposit into the registry of a court or upon written acknowledgement by a successor escrow agent appointed in accordance with this Agreement to serve as escrow agent hereunder and the receipt of the property then comprising the Escrow Deposit, the Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Agreement, subject to Section 10(b) of this Agreement, and such successor escrow agent shall for all purposes hereof be the Escrow Agent.

                  (ii) Any corporation, association or other entity into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or otherwise transfer all or substantially all of its corporate trust business, or any corporation, association or other entity resulting from any such merger, conversion, consolidation, sale or other transfer, shall, ipso facto, be and become the successor Escrow Agent hereunder, vested with all of the powers, discretions, immunities, privileges and all other matters as was its predecessor, without the



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
                           execution or filing of any instrument or any further act on the part or any of the parties hereto, anything herein to the contrary notwithstanding.

         (e) The Escrow Agent shall have the right to consult with and obtain advice from legal counsel employed or appointed by it in the event of any questions as to any of the provisions hereof or its duties hereunder. The cost of such services shall be reasonable expenses pursuant to Section 10(c) hereof.

         (f) The Escrow Agent shall disburse monies hereunder only to the extent that monies have been deposited with it.

         (g) The Escrow Agent shall retain the right not to act and shall not be held liable for refusing to act unless it has received clear documentation that complies with the terms of this Agreement. Such documentation must not require the exercise of any discretion or independent judgment.

         (h) The Escrow Agent shall incur no liability with respect to the delivery or non-delivery of any certificate or certificates whether delivered by hand, mail or any other means.

         (i)      [Intentionally omitted.]

         (j) None of the provisions contained in this Agreement require the Escrow Agent to expend or to risk its own funds or otherwise to incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

11. Abiliti Officer. Abiliti hereby acknowledges and agrees that for purposes of this Agreement Gordon Quick initially shall be Abiliti's officer authorized, on behalf of Abiliti, to execute and deliver, and perform or cause Abiliti to perform, Abiliti's obligations hereunder, and that Daleen and Escrow Agent shall be entitled to rely upon any document delivered or action taken by such officer. At any time during the Escrow Period, Abiliti may notify Daleen and Escrow Agent that it has designated another officer or officers as being authorized to act on behalf of Abiliti hereunder, provided, that such notification is in accordance with Section 15 of this Agreement.

12. Governing Law. IT IS THE PARTIES' INTENT THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

13. Counterparts. This Agreement may be executed in one or more counterparts, all of which together shall be considered one and the same document.

14. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given to a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid), (b) sent by facsimile with confirmation of transmission by the transmitting equipment, or (c) received or rejected by the addressee, if sent by certificate mail, return receipt requested, in each case to the following addresses or facsimile numbers and marked to the attention of the person (by name or title) designated below:


                                       8
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         To Daleen:           Daleen Technologies, Inc.
                              902 Clint Moore Road
                              Suite 230
                              Boca Raton, Florida 33487
                              Attention:  Legal Department

                              Telephone No.: (561) 999-8000
                              Fax: (561) 995-1979

         With a copy to:      Morris, Manning & Martin L.L.P.
                              1600 Atlanta Financial Center
                              3343 Peachtree Road, N.E.
                              Atlanta, Georgia 30326
                              Attention: David M. Calhoun, Esq.

                              Telephone No.:  (404) 504-7613
                              Fax: (404) 365-9532

         To Abiliti:          Abiliti Solutions, Inc.
                              400 Chesterfield Center
                              Chesterfield, Missouri 63107
                              Attention:  Gordon D. Quick, President and CEO
                              Telephone No.:  (636) 237-3006
                              Facsimile No.:  (636) 237-3010

         With a copy to:      Kirkpatrick & Lockhart, LLP
                              599 Lexington Avenue
                              New York, New York 10022
                              Attention:  William J. Phillips, Esq.
                              Telephone No.:  (412) 355-8687
                              Facsimile No.:  (412) 355-6501

         To Escrow Agent:     SunTrust Bank, Atlanta
                              Corporate Trust Department
                              25 Park Place, 24th Floor
                              Atlanta, Georgia  30303-2900
                              Attention:  Rebecca Fisher
                              Telephone No.: (404) 588-7262
                              Fax:  (404) 588-7335



         Addresses may be changed by written notice given pursuant to this
Section 14. Any notice given hereunder may be given on behalf of any party by his counsel or other authorized representatives.

15. Force Majeure. Neither Daleen, Abiliti nor the Escrow Agent shall be responsible for delays or failures in performance under this Agreement resulting from acts beyond its control. Such acts shall include, but not be limited to, acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

16. Modifications. This Agreement may not be altered or modified, nor may any condition or covenant set forth herein be waived without the express written consent of the parties hereto. No course of conduct shall constitute a waiver of any of the terms and conditions of this Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Agreement on one occasion shall not constitute a waiver of the other terms of this Agreement, or of such terms and conditions on any other occasion.

17. No Assignment. This Agreement may not be assigned, other than as provided by and in compliance with Section 5 herein, without the express written consent of each of the parties hereto, which consent shall not be unreasonably withheld.

18. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by a photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

                                     ABILITI:

                                     ABILITI SOLUTIONS, INC.


                                     By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                     DALEEN:

                                     DALEEN TECHNOLOGIES, INC.


                                     By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                     ESCROW AGENT:

                                     SunTrust Bank, Atlanta


                                     By:
                                             ----------------------------------
                                             Name:
                                             Title:


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